UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
November 16, 2017
SHARPS COMPLIANCE CORP.
Commission File No. 001-34269

(Exact Name Of Registrant As Specified In Its Charter)

Delaware	74-2657168
(State Or Other Jurisdiction Of Incorporation or Organization)	(IRS Employer Identification No.)

9220 Kirby Drive, Suite 500
Houston, Texas 77054
(Address Of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code)
713-432-0300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 5.07	Submission of Matters to a Vote of Security Holders.

Item 9.01	Financial Statement and Exhibits.

SIGNATURES

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Non-Employee Board of Director Compensation Policy

On November 16, 2017, the Board of Directors of Sharps Compliance Corp. (the “Company” or “Sharps”) approved Board of Director compensation for the Company’s non-employee directors effective for the period from October 1, 2017 through September 30, 2018, paid or issued quarterly (except for special board meetings) as follows:

Non-Employee Board of Directors Compensation	Chairman of the Board	Board Member	Committee Chair	Committee Member
Quarterly Cash Retainer ($)	$15,000	$10,000

Quarterly Restricted Stock Awards (shares):
Board Membership	2,500	2,500
Chairman of the Board	1,250
Audit Committee			375	187
Compensation Committee			375	187
Corporate Governance Committee			250	125

Cash Fees for Special Meetings ($)	$ 1,000	$ 1,000

In addition, the Board of Directors approved the board and committee assignments for the current year as noted below:

Directors	Chairman of the Board	Audit Committee	Compensation Committee	Acquisition Committee	Corporate Governance Committee
Phillip C. Zerrillo	Chairman
John W. Dalton		Member	Chair		Member
Parris H. Holmes		Member	Member	Member	Chair
F. Gardner Parker		Chair	Member	Member	Member

Item 5.07.    Submission of Matters to a Vote of Security Holders.
At the annual meeting of the stockholders of the Company, held on November 16, 2017, the matters voted upon at the Company’s Annual Meeting, and the results of the voting including broker non-votes as to such matters, were as stated below.
Proposal 1. The following nominees for directors were elected to serve one-year terms expiring at the 2018 annual meeting of stockholders:

Nominee	For	Against	Abstentions	Withheld
John W. Dalton	8,974,933	0	0	35,280
Parris H. Holmes	8,466,147	0	0	544,066
F. Gardner Parker	8,995,909	0	0	14,304
David P. Tusa	8,995,928	0	0	14,285
Phillip C. Zerrillo	8,974,933	0	0	35,280

Broker Non-Votes: 5,456,034

Proposal 2. The Non-Binding Advisory Vote on executive compensation:

For	Against	Abstain
8,897,521	108,443	4,249
Broker Non-Votes: 5,456,034

Proposal 3. The Non-Binding Advisory Vote on the frequency of future stockholder non-binding advisory votes on executive compensation:

One Year	Two Years	Three Years	Abstain
8,255,304	43,161	687,132	24,616

Broker Non-Votes: 5,456,034

Proposal 4. The ratification of the selection by the Audit Committee of the Company's Board of Directors of BDO USA, LLP as the Company's independent registered public accounting firm for the current fiscal year:

For	Against	Abstain
14,455,753	4,978	5,516
Broker Non-Votes: None

Item 9.01.    Financial Statements and Exhibits.
None

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 16, 2017                     SHARPS COMPLIANCE CORP.

By: /s/ DIANA P. DIAZ
Vice President and Chief Financial Officer